Exhibit 32.1

INTERNATIONAL BUSINESS MACHINES CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Business Machines Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Samuel J. Palmisano, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Samuel J. Palmisano

Samuel J. Palmisano
Chairman, President and Chief Executive Officer
April 27, 2010

A signed original of this written statement required by Section 906 has been provided to IBM and will be retained by IBM and furnished to the Securities and Exchange Commission or its staff upon request.

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